AMENDMENT NO. 1
                                       TO
                              CONSULTING AGREEMENT


     AMENDMENT  NO.  1,  dated as of June 29,  2001  (the  "Amendment"),  to the
Consulting Agreement, dated as of October 20, 1999 (the "Agreement"), by and between Vizacom Inc., a Delaware corporation (the "Company"), and Sinclaire International ("SI").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to amend the Agreement to add additional services to be provided by SI thereunder and to extend the term thereof; and

         WHEREAS, SI is willing to provide such additional services and to extend the term as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       AMENDMENTS.
                  ----------

         (a) The first sentence of Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "The Company hereby retains SI to (i) provide software, e-commerce and information technology marketing and sales advisory services for the Middle East markets to the Company, and (ii) introduce the Company to potential acquisition targets in the Middle East, for and during the term hereof, subject to the direction of the Board of Directors of the Company and the terms and conditions hereof."

         (b) The first sentence of Section 1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "SI shall provide software, e-commerce and information technology marketing and sales advisory services to the Company, shall introduce the Company to potential acquisition targets in the Middle East, and shall have such duties as may be reasonably assigned to it from time to time by the Board of Directors of the Company."

         (c) The word "fifth" in the third line of Section 1.3 is deleted and replaced with the word "sixth".

         2.       ADDITIONAL COMPENSATION.   In consideration of the foregoing,
the Company shall issue to SI 100,000 shares (the "Shares") of common stock, par value $.001 per share, of the

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Company.

         3. REPRESENTATIONS AND WARRANTIES. SI hereby represents and warrants to the Company that is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended. SI is acquiring the Shares for its own account, for investment, and not with a view to the resale or distribution thereof. SI acknowledges that the Shares have not been registered under the Securities Act, may not be resold or otherwise transferred or disposed of without such registration or an appropriate exemption therefrom and from state blue sky laws, and that the certificates evidencing the Shares will bear a legend to such effect. SI has evaluated the merits and risks of acquiring the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such acquisition, is aware of and has considered the financial risks and financial hazards of acquiring such Shares, and is able to bear the economic risk of acquiring such Shares. SI has had access to such information regarding the business and finances of the Company, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company.

         4.  MISCELLANEOUS.  (a)   This Amendment shall be governed by the
internal laws of the State of New York, without regard to its conflicts of law principles.

         (b) This Amendment shall be binding and effective upon the Company and SI and their successors and permitted assigns.

         (c) This Amendment may be signed in any number of counterparts, each of which shall be deemed an original. This Amendment and any counterpart so executed shall be deemed one and the same instrument.

         (d) Except as specifically modified herein, the Company and SI agree that all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date above first written.

                                                      VIZACOM INC.


                                               By:  /s/ Alan W. Schoenbart
                                                  ------------------------------
                                                  Name:  Alan W. Scheonbart
                                                  Title: Chief Financial Officer

                                                      SINCLAIRE INTERNATIONAL


                                               By:        /s/ Rachel Blass
                                                  ------------------------------
                                                  Name:
                                                  Title: